AGREEMENT, dated as of March 9, 2000, by and between Acubid.com Inc., a Delaware corporation with offices at 1947 Camino Vida Roble, Suite 102, Carlsbad, California 92008 ("Acubid") and Kristin M. Cano, with offices at One Corporate Plaza Suite 110, Newport Beach, California 92660.

                              W I T N E S S E T H:

         WHEREAS, Kristin has performed legal services for Acubid and Acubid is presently indebted to Kristin in the amount of Eighteen Thousand, Fifty Five and 25/100 dollars ($18,055.25) for services rendered through January 20, 2000; and,

         WHEREAS, Acubid desires to issue and deliver to Kristin twenty five thousand (25,000) Shares of Common Stock, $.001 par value, of Acubid in payment of the aforementioned $18,055.25, and Kristin desires to accept 25,000 Shares of Acubid Common Stock in satisfaction of the aforesaid $18,055.25;

         NOW, THEREFORE, in consideration of the provisions herein contained, the parties hereto herby agree as follows:

         1. Acubid acknowledges that it is indebted to Kristin in the amount of $18,055.25 for services rendered through February 29, 2000 to Acubid and hereby agrees to issue and deliver to Kristin 25,000 Shares of its Common Stock, $.001 par value, in payment of the aforesaid $18,055.25 debt and Kristin hereby agrees to accept 25,000 Shares of Acubid Common Stock, $.001 par value, as payment of the aforesaid $18,055.25.



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         2.       Acubid hereby agrees to use its best efforts to register the
                  25,000 Shares of Acubid Common Stock issued to Kristin here under with the Securities and Exchange Commission by filing a registration statement of Form S-8 with respect to such Shares as soon as practicable following the issuance of such Shares.

         3. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein and supercedes all prior agreements and understandings between the parties.

                  IN WITNESS WHEREOF the parties hereto have duly executed this agreement as of the day and year first above written.

                                           ACUBID.COM INC.




                                           By: /s/ Lawrence Schaffer
                                              -------------------------------
                                                  LAWRENCE SCHAFFER
                                                  President


                                               /s/ Kristin M. Cano
                                               ---------------------------------
                                                 KRISTIN M. CANO
                                                 Attorney at Law